UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2009

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 22, 2009, we completed the issuance and sale of 40,000,000 shares (the “Shares”) of our common stock, no par value per share (the “Common Stock”), at a price to the public of $15.00 per Share (the “Common Stock Offering”). The Common Stock Offering was completed pursuant to the prospectus, dated March 10, 2009 (the “Prospectus”), filed as part of our Registration Statement on Form S-3 (Registration No. 333-157822) (“Form S-3”) with the Securities and Exchange Commission (the “SEC”), as supplemented by a prospectus supplement in preliminary form dated June 15, 2009 and free writing prospectuses, dated June 15, 2009 and June 16, 2009.

In connection with the Common Stock Offering, we entered into an Underwriting Agreement, dated June 16, 2009, with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives for the several underwriters named therein (the “Common Stock Underwriting Agreement”). The Shares of Common Stock were sold to the underwriters at a price of $14.34 per Share. Pursuant to the Common Stock Underwriting Agreement, the underwriters have a 30-day option to purchase up to an additional 6,000,000 shares of Common Stock.

On June 22, 2009, we also completed the issuance and sale of $500,000,000 aggregate principal amount of our 8.75% Senior Notes due 2019 (the “Notes”) at a price to the public of 99.033% (the “Notes Offering”). The Notes Offering was completed pursuant to the Prospectus, filed as a part of our Form S-3 with the SEC, as supplemented by a prospectus supplement in preliminary form dated June 17, 2009 and free writing prospectuses, dated June 15, 2009 and June 17, 2009. In connection with the Notes Offering, we entered into an Underwriting Agreement, dated June 17, 2009, with Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives for the several underwriters named therein (the “Notes Underwriting Agreement”). The Notes were sold to the underwriters at a price of 98.383%. The Notes were issued under the Senior Indenture, dated as of March 10, 2009, between us and The Bank of New York Mellon, as trustee (the “Senior Indenture”).

From time to time, certain of the underwriters named in the Common Stock Underwriting Agreement or the Notes Underwriting Agreement have provided, and may provide, various financial advisory, investment banking, commercial banking or investment management services to us or our affiliates, for which they have received and may continue to receive customary fees and commissions, including, but not limited to, their services in connection with our Common Stock and Notes Offerings. Affiliates of Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, UBS Securities LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. act as lenders in a $1.4 billion line capacity and affiliates of Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PNC Capital Markets LLC, Wachovia Capital Markets, LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. act as lenders in a $1.8 billion amendment to existing lines of credit. In addition, the underwriters may, from time to time, engage in transactions with or perform services for us in the ordinary course of business, including acting as distributors of various life, annuity, defined contribution and investment products of our subsidiaries.

The preceding is a summary of the terms of the Common Stock Underwriting Agreement, the Notes Underwriting Agreement, and the Notes, and is qualified in its entirety by reference to (i) the Common Stock Underwriting Agreement, attached hereto as Exhibit 1.1; (ii) the Notes Underwriting Agreement, attached hereto as Exhibit 1.2; (iii) the Senior Indenture, attached as Exhibit 4.1 to the Form S-3; and (iv) the form of the Notes, attached hereto as Exhibit 4.1, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 16, 2009, between Lincoln National Corporation and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives for the several underwriters named therein.

1.2	Underwriting Agreement, dated June 17, 2009, between Lincoln National Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives for the several underwriters named therein.

4.1	Form of 8.75% Senior Notes due 2019.

5.1	Opinion of Blank Rome LLP.

8.1	Tax Opinion of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).

23.1	Consent of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By:	/s/ Frederick J. Crawford
Name:	Frederick J. Crawford
Title:	Executive Vice President and Chief Financial Officer

Date: June 22, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 16, 2009, between Lincoln National Corporation and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives for the several underwriters named therein.

1.2	Underwriting Agreement, dated June 17, 2009, between Lincoln National Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives for the several underwriters named therein.

4.1	Form of 8.75% Senior Notes due 2019.

5.1	Opinion of Blank Rome LLP.

8.1	Tax Opinion of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).

23.1	Consent of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).